UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2002

APTIMUS, INC.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of
incorporation)

000-27065 (Commission File Number)	91-1808146 (I.R.S. Employer Identification No.)

95 South Jackson Street
Suite 300
Seattle, Washington 98104
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (206) 441-9100

Not applicable
(Former Name or Former Address, if Changed Since Last Report

Item 9.   Regulation FD Disclosure

Exhibit No.	Description

99.2	Certification of Chief Executive Officer

99.3	Certification of Chief Financial Officer

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2002	/s/ David H. Davis David H. Davis Secretary